UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA

02481

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MILLER CONVERTIBLE FUND

ANNUAL REPORT

OCTOBER 31, 2010

1-877- 441- 4434

www.millerconvertiblefund.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for   distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Convertible Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Miller Convertible Fund Shareholder,

We have long believed that convertible bonds can be utilized by investors to accomplish both wealth creation and protection.  Convertibles offer upside opportunities similar to equities, but as bonds can provide both income and a degree of principal protection in bear markets.  We continue to invest in convertible bonds, following our core strategy.

The Miller Convertible Fund seeks to maximize total return by investing in convertible bonds. Total return has two components, income and capital appreciation. Convertible securities often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time. We also seek to minimize volatility and preserve capital using various strategies, such as investing in convertible securities that have “put” provisions, investing in convertible securities with relatively short remaining maturities, and investing in bonds with a guarantee of no loss to the next liquidity event.

From its inception on December 27, 2007 to October 31, 2010, The Miller Convertible Fund returned 17.73% (5.90% annualized) and 19.88% (6.58% annualized) for the Class A shares and Class I shares respectively, while the Bank of America-Merrill Lynch V0A0 Index1 returned 10.07% (3.43% annualized) and the S&P 500 Total Return2 lost 14.54% (-5.38% annualized).

For the fiscal year ended October 31, 2010, The Miller Convertible Fund returned 15.36% and 16.07% for the Class A shares and Class I shares respectively, while the V0A0 index and the S&P 500 Total Return Index were up 20.62% and 13.25% respectively.

Our focus on limiting risk to principal of the portfolio will sometimes result in underperformance over shorter periods of time during bull markets. However, we believe very strongly that the correct focus for investors at all levels should be on the longer term – complete market cycles, which historically have averaged about seven years and encompass both a bull and bear market.  We are confident that our strategy will prevail over full market cycles.

The Miller Convertible Fund continued to grow while delivering positive performance during our second fiscal year.  In March of 2010, the fund’s assets hit an important milestone: $100 million.  The fund was then qualified to purchase 144(a) convertible bonds, contributing significantly to performance and diversification.  At October 31, 2010, 26% of our holdings were 144(a) issues.

1 The Bank of America/Merrill Lynch VOAO index is an unmanaged index comprised of all U.S.-registered convertible bonds, excluding mandatory convertibles. The VOAO does not include the cost of management fees or transaction costs.

2 S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

In March, the fund added a co-manager, Michael Miller.  We also continued throughout the year to deepen and strengthen our investment team and the investing process.  Our strategy of seeking opportunity while seeking to limit risk to the portfolio includes an intense credit quality screening and evaluation of every issuer, with a strong focus on balance sheet strength.  Ability of the issuer to meet corporate obligations is at the heart of any bond analysis and of paramount importance in a recessionary economy as we are currently experiencing.

During the year we added a third class of shares, C shares, to open additional channels of distribution for the fund.

Market and Economic Commentary

The year from November 1, 2009 to October 31, 2010 brought continued recovery to the markets, but was also punctuated by spikes of extreme volatility, including the now-infamous “flash crash” on May 6, 2010.

The federal government continued to be the predominant player in the economy and the markets, with not one but two efforts toward quantitative easing, in an effort to bolster the flagging US economy.

We are often asked about our views on this, and what effects we see, if any, on the convertibles market and the broader markets.  We believe the ultimate full recovery of the US economy will depend less on government intervention and more on the ability of corporations to produce goods and services that consumers want, in the US and abroad, and to create sustainable jobs in the process.

As experienced investors and convertible managers, we have invested through many different iterations of economic boom and bust.  We cannot predict what the future holds, nor speculate on the impact of any government interventions or lack thereof.  What we do know is this: firms with innovative ideas, processes, products and marketing can and do flourish and grow, with sound financial management, even in the midst of recession.  It is our aim to find those companies, and invest in them through the uniquely flexible vehicle of convertible bonds.

We believe convertible bonds remain an attractive option for investors who seek wealth accumulation and wealth protection.   Given our strategy of seeking positive performance with a strong focus on risk management, we believe the Miller Convertible Fund is well positioned to capitalize on the evolving situation in the markets and the rapidly changing economy.

Thank you for the confidence you have placed in us.  We value your continued trust and we will continue to work diligently to help achieve your long-term investment goals.  If you have any questions regarding your Miller Convertible Fund, please feel free to contact us at (781) 416-4000 or speak to your financial advisor.

Sincerely,

Greg Miller

Chairman of the Board, CEO and Co-CIO

Wellesley Investment Advisors, Inc.

Michael Miller, SVP and Co-CIO

Wellesley Investment Advisors, Inc.

Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  The fund is also subject to non-diversification risk, which means the fund is more vulnerable to events affecting a single issuer.

Miller Convertible Fund

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through October 31, 2010

Annualized Total Returns as of October 31, 2010
		Since Inception*	Since Inception**
	One Year	(Class A and I)	(Class C)
Miller Convertible Fund:
Class A, without sales charge	15.36%	5.90%	─
Class A, with sales charge of 5.75%	8.68%	3.72%	─
Class I	16.07%	6.58%	─
Class C	N/A	─	13.45%
ML All Conv Ex Mandatory Index	20.62%	3.43%	15.94%

  * Class A and Class I shares commenced operations on December 27, 2007.

** Class C shares commenced operations on December 1, 2009.

The Merrill Lynch All Convertible Excluding Mandatory Index measures the performance of convertible securities of all corporate sectors with as a pair amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot directly invest in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds for Class A, Class I and Class C shares are 1.98%, 1.48% and 2.48%, respectively.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS
October 31, 2010
Security	Principal Amount	Interest Rate (%)		Maturity Date	Market Value

CONVERTIBLE BONDS - 91.55%
AEROSPACE/DEFENSE - 2.83%
AAR Corp. - 144A	$ 2,500,000	1.625		3/1/2014	$ 2,328,125
Orbital Sciences Corp.	1,800,000	2.438		1/15/2027	1,849,500
					4,177,625
BIOTECHNOLOGY - 8.50%
American Oriental Bioengineering, Inc. - 144A	5,088,000	5.000		7/15/2015	4,127,640
Charles River Laboratories International, Inc.	1,582,000	2.250		6/15/2013	1,564,203
Cubist Pharmaceuticals, Inc.	2,500,000	2.250		6/15/2013	2,631,250
Cubist Pharmaceuticals, Inc.	2,000,000	2.500		11/1/2017	2,027,500
Gilead Sciences, Inc. - 144A	2,000,000	1.625		5/1/2016	2,222,500
					12,573,093
CHEMICALS - 1.51%
ShengdaTech, Inc. - 144A	2,240,000	6.000		6/1/2018	2,234,400

COAL - 2.96%
Alpha Natural Resources, Inc.	2,500,000	2.375		4/15/2015	2,940,625
Massey Energy Co.	1,500,000	3.250		8/1/2015	1,441,875
					4,382,500
COMMERCIAL SERVICES - 5.69%
Chemed Corp.	2,000,000	1.875		5/15/2014	1,982,500
Coinstar, Inc.	1,000,000	4.000		9/1/2014	1,622,500
Kendle International, Inc.	1,500,000	3.375		7/15/2012	1,385,625
Sotheby's	2,400,000	3.125		6/15/2013	3,417,000
					8,407,625
COMPUTERS - 2.53%
EMC Corp.	1,000,000	1.750		12/1/2011	1,356,250
EMC Corp.	300,000	1.750		12/1/2013	429,375
SanDisk Corp.	2,000,000	1.500		8/15/2017	1,955,000
					3,740,625
DIVERSIFIED MANUFACTURING - 1.27%
Danaher Corp.	1,000,000	0.000		1/22/2021	1,263,750
EnPro Industries, Inc.	500,000	3.938		10/15/2015	611,250
					1,875,000
ELECTRIC - 1.74%
Unisource Energy Corp.	2,500,000	4.500		3/1/2035	2,568,750

ELECTRICAL COMPONENTS & EQUIPMENT - 5.49%
EnerSys	2,500,000	3.375	+	6/1/2038	2,600,000
SunPower Corp. - 144A	3,000,000	4.500		3/15/2015	2,760,000
SunPower Corp.	3,000,000	4.750		4/15/2014	2,752,500
					8,112,500
ELECTRONICS - 2.69%
FEI Co.	1,382,000	2.875		6/1/2013	1,459,738
TTM Technologies, Inc.	2,500,000	3.250		5/15/2015	2,512,500
					3,972,238

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate (%)		Maturity Date	Market Value

ENERGY - ALTERNATE SOURCES - 5.24%
Covanta Holding Corp.	$ 513,000	1.000		2/1/2027	$ 501,457
Covanta Holding Corp.	1,500,000	3.250		6/1/2014	1,704,375
Green Plains Renewable Energy - 144A	3,900,000	5.750		11/1/2015	3,948,750
Solarfun Power Holdings Co.	1,800,000	3.500		1/15/2018	1,590,750
					7,745,332
FOOD - 2.67%
Nash Finch Co.	5,500,000	1.631	+	3/15/2035	2,763,750
Spartan Stores, Inc.	1,257,000	3.375		5/15/2027	1,176,866
					3,940,616
HEALTHCARE - PRODUCTS - 6.77%
Kinetic Concepts, Inc. - 144A	2,000,000	3.250		4/15/2015	2,065,000
SonoSite, Inc.	1,500,000	3.750		7/15/2014	1,642,500
Teleflex, Inc.	4,000,000	3.875		8/1/2017	4,405,000
Wright Medical Group, Inc.	2,090,000	2.625		12/1/2014	1,899,287
					10,011,787
HEALTHCARE - SERVICES - 3.65%
AMERIGROUP Corp.	1,250,000	2.000		5/15/2012	1,440,625
LifePoint Hospitals, Inc.	1,000,000	3.500		5/15/2014	998,750
Molina Healthcare, Inc.	2,975,000	3.750		10/1/2014	2,960,125
					5,399,500
INSURANCE - 0.19%
Tower Group, Inc. - 144A	250,000	5.000		9/15/2014	276,875

INTERNET - 4.81%
Digital River, Inc. - 144A	500,000	2.000		11/1/2030	504,375
Equinix, Inc.	3,500,000	3.000		10/15/2014	3,578,750
Priceline.com, Inc. - 144A	2,100,000	1.250		3/15/2015	3,029,250
					7,112,375
IRON/STEEL - 3.56%
Allegheny Technologies, Inc.	2,000,000	4.250		6/1/2014	2,952,500
Steel Dynamics, Inc.	2,000,000	5.125		6/15/2014	2,312,500
					5,265,000
MACHINERY - 0.33%
AGCO Corp.	400,000	1.250		12/15/2036	491,000

MINING - 4.74%
Kaiser Aluminum Corp. - 144A	2,600,000	4.500		4/1/2015	3,027,180
Sterlite Industries India Ltd.	4,000,000	4.000		10/30/2014	3,975,000
					7,002,180
OIL & GAS - 4.28%
Chesapeake Energy Corp.	2,000,000	2.750		11/15/2035	1,917,500
Global Industries Ltd.	2,000,000	2.750		8/1/2027	1,470,000
Hornbeck Offshore Services, Inc.	3,300,000	1.625	+	11/15/2026	2,936,340
					6,323,840

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2010
Security	Principal Amount	Interest Rate (%)		Maturity Date	Market Value

PHARMACEUTICALS - 4.52%
Endo Pharmaceuticals Holdings, Inc.	$ 3,000,000	1.750		4/15/2015	$ 4,125,000
Medicis Pharmaceutical Corp.	1,600,000	2.500		6/4/2032	1,736,000
Teva Pharmaceutical Finance, LLC	700,000	0.250		2/1/2026	827,750
					6,688,750
REITS - HOTELS - 1.48%
Host Hotels & Resorts LP - 144A	2,000,000	3.250		4/15/2024	2,182,500

SEMICONDUCTORS - 3.70%
Micron Technology, Inc.	1,800,000	1.875		6/1/2014	1,732,500
ON Semiconductor Corp.	1,700,000	2.625		12/15/2026	1,785,000
Xilinx, Inc. - 144A	1,700,000	2.625		6/15/2017	1,959,250
					5,476,750
SOFTWARE - 2.36%
Concur Technologies, Inc. - 144A	1,200,000	2.500		4/15/2015	1,420,500
CSG Systems International, Inc. - 144A	2,000,000	3.000		3/1/2017	2,077,500
					3,498,000
TELECOMMUNICATIONS - 3.42%
Anixter International, Inc.	1,700,000	1.000		2/15/2013	1,831,750
Arris Group, Inc.	1,500,000	2.000		11/15/2026	1,484,063
RF Micro Devices, Inc.	1,547,000	1.000		4/15/2014	1,740,375
					5,056,188
TRANSPORTATION - 4.62%
Bristow Group, Inc.	2,500,000	3.000		6/15/2038	2,381,250
Genco Shipping & Trading Ltd.	4,000,000	5.000		8/15/2015	4,440,000
					6,821,250

TOTAL CONVERTIBLE BONDS					135,336,299
( Cost - $122,242,497)

SHORT-TERM INVESTMENTS - 10.03%
MONEY MARKET FUND - 10.03%		Shares		Interest Rate
Milestone Treasury Obligations Portfolio		14,828,240		0.010%+	14,828,240
TOTAL SHORT-TERM INVESTMENTS					14,828,240
( Cost - $14,828,240)

TOTAL INVESTMENTS - 101.58%
( Cost - $137,070,737)					150,164,539
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.58%)					(2,342,362)
NET ASSETS - 100.00%					$ 147,822,177

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2010

TOTAL RETURN SWAP		Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)

Agreement with ReFlow Fund, LLC dated July 20, 2010 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 1.25%.		$ 14,828,240	5/1/2012	$ 1,536,053

___________
+ Adjustable rate security. Interest rate is as of October 31, 2010.
144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total 144A securities amounted to 23.11% of net assets as of October 31, 2010.
REIT - Real Estate Investment Trust.

PORTFOLIO ANALYSIS (Unaudited)
As of October 31, 2010
	% of Net
Sector	Assets
Consumer, Non-cyclical	30.72%
Industrial	17.22%
Energy	12.49%
Short-Term Investments	10.03%
Basic Materials	9.81%
Technology	8.61%
Communications	8.24%
Financial	1.66%
Utilities	1.41%
Consumer, Cyclical	1.10%
Liabilities in Excess of Other Assets	(1.29)%
	100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2010

Assets:
Investments in Securities at Market Value (identified cost $137,070,737)	$ 150,164,539
Dividends and Interest Receivable	1,029,630
Receivable for Fund Shares Sold	1,009,264
Receivable for Open Swap Contracts	221,523
Prepaid Expenses and Other Assets	54,673
Total Assets	152,479,629

Liabilities:
Redemptions Payable	23,113
Payable for Securities Purchased	4,415,499
Accrued Advisory Fees	100,765
Accrued Distribution Fees	54,663
Accrued Fees Payable to Other Affiliates	24,518
Accrued Expenses and Other Liabilities	38,894
Total Liabilities	4,657,452

Net Assets	$ 147,822,177

Composition of Net Assets:
At October 31, 2010, Net Assets consisted of:
Paid-in-Capital	$ 131,000,769
Accumulated Undistributed Net Investment Income	2,741,584
Accumulated Net Realized Loss From Security Transactions	(550,031)
Net Unrealized Appreciation on:
Investments	13,093,802
Swaps	1,536,053
Net Assets	$ 147,822,177

Net Asset Value Per Share
Class A Shares
Net Assets	$ 116,489,532
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	10,386,123
Net Asset Value and Redemption Price per Share	$ 11.22
($116,489,532 / 10,386,123)
Maximum Offering Price Per Share ($11.22 / .9425)	$ 11.90

Class I Shares
Net Assets	$ 21,511,921
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	1,905,252
Net Asset Value; Offering and Redemption Price per Share	$ 11.29
($21,511,921 / 1,905,252)

Class C Shares
Net Assets	$ 9,820,724
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	879,583
Net Asset Value; Offering and Redemption Price per Share	$ 11.17
($9,820,724 / 879,583)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2010

Investment Income:
Interest Income	$ 4,661,304
Total Investment Income	4,661,304

Expenses:
Investment Advisory Fees	802,098
Distribution Fees (Class A)	422,356
Distribution Fees (Class C)	44,373
Administration Fees	106,207
Transfer Agent Fees	81,650
Registration & Filing Fees	62,493
Fund Accounting Fees	54,938
Legal Fees	44,080
Printing Expense	26,048
Custody Fees	25,867
Trustees' Fees	18,278
Chief Compliance Officer Fees	15,455
Audit Fees	15,049
Insurance Expense	5,662
Miscellaneous Expenses	5,496
Total Expenses	1,730,050
Plus: Expense Reimbursement Recaptured by Adviser	64,450
Net Expenses	1,794,500
Net Investment Income	2,866,804

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	3,168,395
Net Change in Unrealized Appreciation on:
Investments	8,722,051
Swaps	1,536,053
Net Realized and Unrealized Gain on Investments	13,426,499

Net Increase in Net Assets Resulting From Operations	$ 16,293,303

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2010	October 31, 2009

Operations:
Net Investment Income	$ 2,866,804	$ 1,402,583
Net Realized Gain on Investments	4,704,448	458,751
Net Change in Unrealized Appreciation on Investments and Swaps	8,722,051	7,356,606
Net Increase n Net Assets
Resulting From Operations	16,293,303	9,217,940

Distributions to Shareholders From:
Net Investment Income
Class A ($0.39 and $0.09 per share, respectively)	(3,209,786)	(176,616)
Class I ($0.49 and $0.11 per share, respectively)	(851,538)	(7,321)
Class C ($0.40 and $0.00 per share, respectively)	(188,823)	-
Total Distributions to Shareholders	(4,250,147)	(183,937)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (7,084,356 and 4,415,591 shares, respectively)	74,212,833	39,454,411
Distributions Reinvested (277,991 and 20,525 shares, respectively)	2,868,102	162,558
Cost of Shares Redeemed (2,699,784 and 503,229 shares, respectively)	(27,963,543)	(4,570,951)
Total Class A Shares	49,117,392	35,046,018
Class I
Proceeds from Shares Issued (1,760,574 and 917,712 shares, respectively)	18,653,560	9,464,514
Distributions Reinvested (37,926 and 918 shares, respectively)	393,300	7,321
Cost of Shares Redeemed (849,624 and 17,051 shares, respectively)	(9,095,512)	(163,441)
Total Class I Shares	9,951,348	9,308,394
Class C
Proceeds from Shares Issued (890,598 and 0 shares, respectively)	9,355,603	-
Distributions Reinvested (18,074 and 0 shares, respectively)	185,695	-
Cost of Shares Redeemed (29,089 and 0 shares, respectively)	(304,950)	-
Total Class C Shares	9,236,348	-
Total Beneficial Interest Transactions	68,305,088	44,354,412

Increase in Net Assets	80,348,244	53,388,415

Net Assets:
Beginning of Year	67,473,933	14,085,518
End of Year (Includes undistributed net investment
income of $2,741,584 and $1,397,163 respectively)	$ 147,822,177	$ 67,473,933

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year		Year	December 27, 2007*
	Ended		Ended	Through
	October 31, 2010		October 31, 2009	October 31, 2008

Net Asset Value, Beginning of Period	$ 10.09		$ 7.63	$ 10.00
Increase from operations:
Net investment income (a)	0.27		0.38	0.07
Net gain (loss) from securities
(both realized and unrealized)	1.25		2.17	(2.44)
Total from operations	1.52		2.55	(2.37)
Distributions to shareholders from:
Net investment income	(0.39)		(0.09)	-
Net realized gains	-		-	-
Total distributions	(0.39)		(0.09)	-

Net Asset Value, End of Period	$ 11.22		$ 10.09	$ 7.63

Total Return (b)	15.36%		33.75%	(23.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 116,490		$ 57,730	$ 13,665
Ratio of expenses to average net assets,
before reimbursement/recapture	1.68%		1.95%	2.86%	(c)
net of reimbursement/recaputure	1.75%	(d)	1.75%	1.75%	(c)
Ratio of net investment income
to average net assets	2.59%	(d)	4.17%	1.01%	(c)
Portfolio turnover rate	84%		60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the
Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.
(c) Annualized.
(d) Such ratio incudes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Year	Year	December 27, 2007*
	Ended	Ended	Through
	October 31, 2010	October 31, 2009	October 31, 2008

Net Asset Value, Beginning of Period	$ 10.19	$ 7.68	$ 10.00
Increase from operations:
Net investment income (a)	0.34	0.44	0.13
Net gain (loss) from securities
(both realized and unrealized)	1.25	2.18	(2.45)
Total from operations	1.59	2.62	(2.32)
Distributions to shareholders from:
Net investment income	(0.49)	(0.11)	-
Net realized gains	-	-	-
Total distributions	(0.49)	(0.11)	-

Net Asset Value, End of Period	$ 11.29	$ 10.19	$ 7.68

Total Return (b)	16.07%	34.48%	(23.20)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 21,512	$ 9,744	$ 421
Ratio of expenses to average net assets,
before reimbursement	1.18%	1.65%	2.65%	(c)
net of reimbursement	1.18%	1.21%	1.00%	(c)
Ratio of net investment income
to average net assets	3.18%	4.69%	1.73%	(c)
Portfolio turnover rate	84%	60%	102%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the
Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class C
	December 1, 2009 *
	Through
	October 31, 2010

Net Asset Value, Beginning of Period	$ 10.23
Increase from operations:
Net investment income (a)	0.31
Net gain from securities
(both realized and unrealized)	1.03
Total from operations	1.34
Distributions to shareholders from:
Net investment income	(0.40)
Net realized gains	-
Total distributions	(0.40)

Net Asset Value, End of Period	$ 11.17

Total Return (b)	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	2.20%	(c)
net of reimbursement	2.20%	(c)
Ratio of net investment income to average net assets	2.16%	(c)
Portfolio turnover rate	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

1.

ORGANIZATION

The Miller Convertible Fund (the "Fund") is a series of shares of beneficial interest of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007 (the “Trust”). The Trust is registered as an open-end management investment company.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal. The Fund issues three classes of shares designated as Class A, Class I and Class C.  Class I and Class C shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class A and Class I shares commenced operations on December 27, 2007.  Class C shares commenced operations on December 1, 2009.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2010

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Convertible Bonds*	$ -	$135,336,299	$ -	$135,336,299
Short-Term Investments	14,828,240	-	-	14,828,240
Total Return Swap	-	1,536,053	-	1,536,053
Total	$14,828,240	$136,872,352	$ -	$151,700,592

                                                                     The Fund did not hold any Level 3 securities during the period.

                                                                     *Please refer to the Schedule of Investments for Industry classifications

Derivative Transactions – The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser.  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.  Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts.  Risks may exceed amounts recognized on the statement of assets and liabilities.  The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the fiscal year ended October 31, 2010, the Fund invested in total return swaps.  The total return swaps can be found on the Statement of Assets and Liabilities under receivable for open swap contracts.  At October 31, 2010, the receivable for open swap contracts was $221,523.  For the fiscal year ended October 31, 2010, the net unrealized gain on swaps was $1,536,053.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2010

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2008-2009), or expected to be taken in the Fund’s 2010 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2010, the Fund did not incur any interest or penalties

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Wellesley Investment Advisors, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended October 31, 2010, the Adviser earned advisory fees of $802,098.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until February 28, 2011, so that the total annual operating expenses of the Fund (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.75%, 1.25% and 2.25% of the average daily net assets of Class A, Class I, and Class C, respectively.  Prior to March 1, 2009, the Adviser had contractually agreed to limit the total annual expense ratio of Class I shares to 1.00% of its average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year in which the amounts were waived or recouped. During the year ended October 31, 2010, the Adviser recouped prior period expense reimbursements of $64,450.  Cumulative expenses subject to recapture by the Adviser amounted to $134,573 at October 31, 2010, and will expire October 31 of the years indicated below:

2011	2012
$67,188	$67,385

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2010

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for fund accounting services include fees and out-of-pocket expenses. The Fund pays GFS a base annual fee of $30,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Effective October 15, 2010, the Fund entered into a new servicing agreement with GFS.  Under the terms of the new agreement, the Fund will pay GFS the greater of an annual minimum fee of $40,000 for providing administration and fund accounting services or the following basis point fees:

  5 basis points or 0.05% per annum on the first $100 million in net assets

  4 basis points or 0.04% per annum on the next $150 million in net assets

  3 basis points or 0.03% per annum on net assets greater than $250 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.   The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts.  Effective October 15, 2010, the per account charge was reduced to $12.00 for open accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.  During the year ended October 31, 2010, GFS received $5,787 for providing such services.

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended October 31, 2010, the Fund incurred expenses of $15,455 for compliance services pursuant to the Trust’s Agreement with NLCS.

A certain officer of the Fund is also an officer of NLCS.  In addition, certain affiliates of NLCS provide ancillary services to the Fund(s) as follows:

Gemcom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, Gemcom charges a per-page conversion fee and a flat filing fee.  For the year ended October 31, 2010, Gemcom received $13,434 for providing such services.

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2010

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Prior to April 1, 2009, Class A shares paid 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  Subsequent to such date and pursuant to a shareholder vote, the Distribution Plan was amended to increase the annual rate to 0.50%.  Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan.  For the year ended October 31, 2010, the Fund incurred distribution fees of $422,356 and $44,373 for Class A shares and Class C shares, respectively. For Class A shares, $80,050 of the distribution fees incurred were retained by the distributor.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2010, amounted to $140,164,651 and $83,800,768, respectively.  The cost basis of securities for tax purposes was $137,112,712.  Gross unrealized appreciation and depreciation on investments as of October 31, 2010 aggregated $13,572,142 and $520,315, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to tax income on contingent convertible debt securities and the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to tax treatment on contingent convertible debt securities and realized gains on swap transactions resulted in reclassification for the period ended October 31, 2010 as follows:

Miller Convertible Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2010

6.

NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

7.

 SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance for this report and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Miller Convertible Fund and the

Board of Trustees of Miller Investment Trust

We have audited the accompanying statement of assets and liabilities of Miller Convertible Fund, a series of Miller Investment Trust, including the schedule of investments, as of October 31, 20010, the related statement of operations for the year then ended,  the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of  the two years in the period then ended and the period December 21, 2007 (commencement of operations) to October 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miller Convertible Fund as of October 31, 2010, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 21, 2007 to October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2010

Miller Convertible Fund

TRUSTEES AND OFFICERS (Unaudited)

October 31, 2010

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely..

Independent Trustees:

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Neal Chorney Age 62 c/o Sunrise Financial Group 900 Chapel Street, 6th Fl New Haven, CT 06510 Trustee * Since 2007	Vice President – Direct Lending, Sunrise Financial LLC (2006 – Present) (commercial real estate lending); Vice President – Loan Review, The Bank of Southern Connecticut (2003 – 2006) (community bank); Self-Employed (2002 – 2003) (banking consultant)	1	None
Daniel Mainzer Age 47 c/o Flanigan, Cotillo & Mainzer, LLP 1881 Worcester Road, Suite 200, Framingham, MA 01701Trustee * Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP (2010-present) Principal, KLR & Co (2009 –2010), Partner, Sullivan Shuman & Freedberg LLC (2002 – 2009) (certified public accounting firms)	1	None
Michael Blank Age 60 c/o Braintree Street Realty 119 Braintree Street, Suite 502 Boston, MA 02134 Trustee* Since 2009	Principal, Braintree Street Realty, LLC (1986-Present), Principal, Rivermoor Realm Trust (1991-Present), Co-Owner/Senior Vice President, Arthur Blank & Co., Inc. (1974-2007	1	Board of Directors JNF New England

Interested Trustees and Officers:

Greg Miller*** Age 61 c/o Wellesley Investment Advisors, Inc. 20 William Street Wellesley, MA 02481 Trustee, President and Treasurer* Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	1	None

Miller Convertible Fund

TRUSTEES AND OFFICERS (Unaudited) (Continued)

October 31, 2010

Interested Trustees and Officers (Continued):

Name, Address and Age Position Held with Fund	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Darlene Murphy Age 48 c/o Sudbury Wealth Management 352 Boston Post Road, Suite 206 Sudbury, MA 01776 Secretary Since 2007	President, Sudbury Wealth Management. (2009 – Present) President, Wellesley Investment Advisors, Inc. (1985 – 2009) (registered investment advisory firm)	1	None
Michael J. Wagner Age 60 450 Wireless Blvd. Hauppauge, NY 11788 Chief Compliance Officer * Since 2007

 President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GemCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006), Gemini Fund Services, LLC (provides administration, transfer agency, and fund accounting services to mutual funds); Senior Vice President – Fund Accounting, Orbitex Fund Services (2001 – 2002) (predecessor to Gemini Fund Services, LLC; provides administration, transfer agency, and fund accounting services to mutual funds)

		1	None

*     The term of office for each Trustee and Officer listed above will continue indefinitely.

**   The term “Fund Complex” refers to the Miller Investment Trust.

*** Greg Miller is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Investment Advisors, Inc. (the Funds' Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

Miller Convertible Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

October 31, 2010

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (5/1/10)	Ending Account Value (10/31/10)	Expenses Paid During the Period* (5/1/10 to 10/31/10)
Actual
Class A	$1,000.00	$1,069.13	$9.13
Class I	$1,000.00	$1,067.57	$6.15
Class C	$1,000.00	$1,073.60	$11.50
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.38	$8.89
Class I	$1,000.00	$1,019.26	$6.01
Class C	$1,000.00	$1,014.12	$11.17

  *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.75% for Class A, 1.18%  for Class I, and 2.20%  for Class C multiplied by the average account value over  the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six-month period ended October 31, 2010).

Miller Convertible Fund

ADDITIONAL INFORMATION (Unaudited)

Renewal of the Investment Advisory Agreement

In connection with a Meeting of the Board of Trustees of the Trust held on October 15, 2010 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of a Management Agreement (the “Agreement”) between the Trust and Wellesley Investment Advisors, Inc. (“the “Adviser”), on behalf of the Miller Convertible Fund (the “Fund”).  In considering the Agreement, the Board interviewed representatives of the Adviser and received materials specifically relating to the Agreement.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement included the following:

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s Form ADV, and information regarding the Adviser’s efforts in the area of compliance and brokerage allocation.  The Trustees discussed the Adviser’s personnel, and the high level of service provided by them.  They also discussed the financial strength of the Adviser.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Agreement.

Performance of the Adviser.   The Trustees then reviewed the performance of the Fund from inception through October 14, 2010, noting the Fund had outperformed its peer group of funds and the benchmark for the period noted.  The Board also discussed the Fund’s investment strategy and noted that the Adviser continues to follow the same strategy as it has in the past to achieve superior performance. The Board also noted the benefit of the Fund being fully invested due to it recently using NAV SWAPS provided by REFLOW and that the NAV SWAPS have contributed approximately ten basis points towards the Fund’s performance.  The Trustees concluded that the investment performance for the Fund was very good.

Fees and Expenses. The Trustees reviewed information regarding comparative fees charged by the Adviser to other accounts managed by the Adviser, as well as fees charged by advisers to a peer group of funds.  The Board also discussed the contractual arrangement by which the Adviser agreed to reduce fees and absorb expenses of the Fund until at least February 29, 2012 to ensure that the Fund’s operating expenses will not exceed 1.75%, 2.25%  and 1.25% for Class A, Class C and Class I shares, respectively. The Board further noted that, although the current expense ratio is somewhat high compared to its peers, over time the expense ratios will decrease as Fund assets increase.  The Board also compared the fees charged by the Adviser for managing its separately managed accounts and noted that the fee paid by the Fund to the Adviser is less than the fee typically paid by the Adviser’s separately managed accounts.  It was the consensus of the Board that, based on the specialized nature of the Fund, and the Adviser’s unique experience and expertise in the area, and the fees charged by the Adviser to its other clients, the management fee was reasonable.

Profitability. The Trustees discussed with the Adviser the profits to be realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees to be paid to the Adviser.  The Board also noted that a portion of the 12b-1 fees being charged are for shareholder servicing.  It was the consensus of the Trustees that the Adviser’s relationship with the Fund was not overly profitable.

Economies of Scale. The Trustees concluded that, based on current asset levels, the benefits possibly derived from economies of scale were not relevant considerations at this time; but they would re-examine the issues in the future.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable, and unanimously approved the renewal of the Management Agreement.

NOTICE OF PRIVACY POLICY AND PRACTICES

Your privacy is important to us.  The Trust is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Trust believes that you should be aware of policies to protect the confidentiality of that information.

The Trust collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Trust does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Trust is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Trust restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Trust maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Trust through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

MILLER CONVERTIBLE FUND

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, OH 45202
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	BNY Mellon One Wall Street New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th , as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Convertible Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-441-4434

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 13,500

FY 2009

$ 14,400

(b)

Audit-Related Fees

FY 2010

$ 0

FY 2009

$ 0

Tax Fees

(c)

FY 2010

            $ 2,600

FY 2009

            $ 2,600

(d)

All Other Fees

FY 2010

$ 0

FY 2009

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2010 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2010

$2,600

              $ None

FY 2009

$2,600

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2009

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Sarbanes Oxley Code of  Ethics filed herewith..

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/Greg Miller

       Greg Miller, President and Treasurer

Date

1/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

      Greg Miller, President and Treasurer

Date

1/6/11